                              PURCHASE AGREEMENT
                              ------------------

        AGREEMENT made as of the   th day of             , 1994 among LTX
CORPORATION, a Massachusetts corporation (hereinafter called the "Seller") and SILICON VALLEY BANK (hereinafter called the "Buyer" ).


                               WITNESSETH THAT:
                               ----------------

        WHEREAS, the Seller owns certain payment obligations arising out of the sale of their products and services; and

        WHEREAS, the Seller desires to sell and the Buyer is willing to purchase from the Seller such obligations on the terms and conditions hereinafter set forth;

        NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby mutually covenant and agree as follows:

        1. Sale and Purchase. Subject to all of the terms and conditions of this Agreement, the Seller agrees to sell to the Buyer and the Buyer agrees to purchase from the Seller all right, title and interest of the Seller in and to (but none of the obligations of the Seller under) the payment of all monies due and to become due and payable from the account debtors in respect of the transactions evidenced by the respective purchase orders and invoice numbers listed on Exhibit A attached hereto and made a part hereof (the right of the Seller to the payment of such amounts is hereinafter called the "Obligations").

        The sale of the Obligations shall take place at the office of Sullivan & Worcester, counsel to the Buyer or such other place as may be agreed upon as
of the close of business on              , 1994 (said date is hereinafter
called the "Closing Date"). On the Closing Date, the Seller shall deliver to Buyer a bill of sale and assignment in the form of Exhibit B attached hereto (the "Assignment"), dated the Closing Date, selling, transferring and assigning to the Buyer all right, title and interest of such Seller in and to the Obligations, executed on behalf of such Seller.

           1.1 Purchase Price, Etc. The purchase price for the Obligations shall
be $    . Such purchase price shall be
paid by the Buyer on the Closing Date in lawful money of the United States by the deposit of such sum in the demand deposit account maintained by the Seller at the Buyer's Santa Clara, California office or by such other means as the parties agree.

           1.2 Limited Recourse. Except in the event of a breach by the Seller of its representations and warranties and covenants contained in this Agreement (including without limitation the obligations of the Seller under Section 5 below), the purchase of the Obligations hereunder is made by the Buyer without recourse to the Seller and the Seller shall have no liability, obligation, responsibility or accountability to the Buyer for any failure by any Obligor (as defined in Section 2.2) to pay the Obligations when the same are due and payable under the terms of the Obligations Documentation (as defined in Section 2.2).

           1.3 Use of Proceeds. The Seller covenants that the proceeds of the sale of its Obligations will be used for general corporate purposes.

        2. Representations and Warranties. In order to induce the Buyer to enter into this Agreement, the Seller hereby represents and warrants that:

           2.1 Corporate Existence and Authority, Etc. The Seller is a corporation duly organized and validly existing under the laws of Massachusetts. The Seller is in good standing in its jurisdiction of incorporation and has all necessary power for the execution, delivery and performance of this Agreement. The Seller has taken all corporate action necessary to make this Agreement and the transactions listed on Exhibit A, as the case may be, the valid, binding and enforceable obligation each purports to be, and neither the execution and delivery of this Agreement nor the consummation of any of the transactions herein referred to or contemplated hereby nor the fulfillment of the terms hereof (a) has constituted or resulted in or will constitute or will result in a breach of the provisions of any contract or agreement to which the Seller is a party or by which it or any of its properties or assets is bound, or of the charter or by-laws of the Seller or the violation of any presently existing applicable judgment, writ, injunction, decree or order or any applicable law or governmental order, rule or regulation, and (b) has resulted in or will result in the creation or imposition of any security interest, lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Seller, except for the interest of the Buyer hereunder. The Seller maintains, and until the payment in full of the Obligations will maintain, its accounting and other records in respect of the Obligations at the chief executive office of the Seller, LTX Park at University Avenue, Westwood, Massachusetts, 02090-2306.

           2.2 The Obligations. Exhibit A attached hereto contains a true and correct list of the customer and account debtor (each herein called an "Obligor" and collectively the "Obligors"), the purchase order number, the invoice number (the purchase order, invoice and all documentation relating to the Obligations is herein called the "Obligations Documentation"), and the unpaid amounts due in respect thereof which comprise the Seller's Obligations. True and correct original copies of all the Obligations Documentation relating to each of the Obligations has heretofore been delivered to the Buyer. None of the Obligations are currently evidenced by chattel paper or instruments. Each of the Obligations is in full force and effect and is the valid and binding obligation of the parties thereto, enforceable in accordance with its terms, and, without limiting the generality of the foregoing, constitutes the legal, valid and binding obligation of the Obligor to pay to the Seller the Obligations, subject to no set-off or counterclaim or discounts or deductions. Neither the Seller, nor any of the Obligors, is in default in the performance of any of the provisions of the documentation applicable to its transactions included within the Obligations. The Seller hereby further represents and warrants to the Buyer as follows:

          (a) As of the date hereof, the aggregate unpaid balance of the
              Obligations is $         .

          (b) The Seller has heretofore delivered to its Obligors all equipment and related materials and services required to be so delivered by the terms of the Obligations Documentation for the Obligations in question to be due and payable as indicated on Exhibit A.

           2.3 The Assignments; No Offset; No Liens. When executed and delivered pursuant hereto, the Assignment, in the form of Exhibit B hereto will vest in the Buyer all the right, title and interest of the Seller in and to the Obligations, provided that the Assignments will not impose upon the Buyer any liability or obligation for the performance of any obligation on the part of the Seller under the Obligations Documentation. The Obligations are not subject to any offset, counterclaim or other defense, whether arising out of the transactions contemplated by the Obligations Documentation or independently thereof. The Seller's Obligations are owned by the Seller free and clear of all security interests, liens, charges or encumbrances, except for (a) the security interest in accounts granted to Silicon Valley Bank by LTX in connection with that certain Credit Agreement, dated as of August 16, 1993
(and amended as of December 31, 1993 and April 22, 1994), among LTX, LTX (Foreign Sales Corporation) B.V. and the Bank pursuant to a Security Agreement dated as of August 16, 1993 between LTX and Silicon Valley Bank, which security interests are to be released (to the extent of the Obligations) following the execution and delivery of this Purchase Agreement, and (b) the interest of the Buyer hereunder.

           2.4 Survival of Representations and Warranties. The representations and warranties contained in this Section 2 shall survive the payment of the Obligations. The Buyer will and may rely upon such representations and warranties notwithstanding any independent inquiry, investigation or examination of the Obligations Documentation and other documents that may have been made or may hereafter be made by Buyer.

        3. Covenants. The Seller hereby covenants and agrees on a joint and several basis with the Buyer as follows:

           3.1 Performance under Obligations Documentation. The Seller shall promptly and faithfully perform or cause to be performed all of its obligations under the Obligations Documentation, and shall not do or omit to do anything as a result of which the obligation of the Obligors to make payment of the Obligations under the Obligations Documentation might be reduced or released. The Seller will not permit the Obligations to become subject to any offset, counterclaim or other defense, whether arising out of the transactions contemplated by the Obligations Documentation or independently thereof, and the Seller will not agree to any amendment of or modification to or waiver of any of the provisions of the Obligations Documentation without the prior written consent of the Buyer.

           3.2 Representations and Warranties on Closing Date. The representations and warranties contained in Section 2 hereof shall be true and correct on and as of the Closing Date with the same force as though made on and as of the Closing Date.

        4. Indemnification.

        (a) The Seller hereby agrees that in the event any Obligor is released from all or part of its Obligations under the relevant Obligations Documentation to pay the Obligations by reason of:

            (i)  any act or omission of the Seller; or

            (ii) the operation of any of the provisions of the Obligations
                 Documentation which result in the termination of the Obligor's obligation to pay all or any part of the Obligations,

then, upon the happening of any such event, the Seller shall thereafter pay to the Buyer on the date when the Obligor would otherwise have paid the Obligations to the Buyer an amount equal to the amount of the Obligations not payable by the Obligor as a result of such event.

           (b) The Seller hereby agrees to pay, and to indemnify and hold harmless the Buyer from and against, any taxes which may at any time be asserted in respect of this transaction or the subject matter thereof (including, without limitation, any sales, occupational, excise, gross receipts, general corporation, personal property, privilege or license taxes, but not including taxes imposed upon the Buyer or any such participant with respect to its income arising out of this transaction) and costs, expenses and reasonable counsel fees in defending against the same, whether arising by reason of the acts to be performed by the Seller hereunder or imposed against the Buyer, such participant, the Seller, the property involved or otherwise; provided, however, that with respect to any of the foregoing for which the Seller shall be liable, the Seller shall receive reasonably prompt notice from the Buyer of the assertion of any such taxes on the Buyer of which the Buyer has notice.

        5. Collection.

           5.1 Collection by Seller. In order to facilitate the collection of the Obligations in the ordinary course of business, the Seller agrees to act as the Buyer's agent for collection. Accordingly, the Buyer hereby constitutes the Seller attorney-in-fact to ask for, demand, take, collect, sue for and receive all payments made in respect of its respective Obligations and to enforce all rights and remedies thereunder, and hereby assigns such Obligations to the Seller as agent for collection; provided, however, that such appointment of the Seller as such attorney-in-fact and such assignment for collection by the Buyer may be revoked by the Buyer at any time. The Seller, as such attorneys-in-fact, shall use due diligence and reasonable lawful means to collect all amounts owed by the Obligors on each Obligation when the same become due. In the enforcement or the collection of Obligations, the Seller shall commence any legal proceedings only in its own name as an assignee for collection or enforcement of the Buyer or, with the Buyer's prior written consent, in the Buyer's name. In no event shall the Seller take any action which would make the Buyer a party to any litigation or arbitration proceeding without the Buyer's prior written consent. Seller represents and warrants that the Obligors under the Obligations have been instructed by the Seller to remit any payments into lockboxes at the respective banks identified on Exhibit A and the Seller has instructed each of Bank of America, State Street Bank and Trust Company and Shawmut Bank, N.A. to provide the Buyer with a copy of each remittance advice or other evidence of the receipt of funds provided by such bank to the Seller on the day of such receipt and to remit such funds to the Seller's operating account with the Buyer on or before the next banking day. The Seller shall not modify or cancel the aforementioned instructions to the

Obligors or the lockbox banks without the consent of the Buyer. The Seller shall not commingle cash and instruments collected as payments on and proceeds of Obligations with its other assets and funds. The Seller shall (i) hold in trust for the Buyer and turn over to the Buyer forthwith upon receipt any payments made to the Seller by Obligors with respect to Obligations and not previously paid to the Buyer, and (ii) turn over to the Buyer forwith on receipt all instruments and other proceeds of the Obligations. Any payments in respect of the Obligations which are not paid to the Buyer on or before the second banking day following receipt by the Seller shall bear interest from such date until paid in full at a per annum rate equal to the Prime Rate p]us 5%. The Prime Rate shall mean the per annum rate of interest from time to time announced and made effective by the Buyer as its Prime Rate (which rate may or may not be the lowest rate available from the Buyer at any given time).

           5.2 Collection by the Buyer. Upon the purchase of the Obligations, the Buyer shall have full power and authority to ask for, demand, take, collect, sue for and receive all payments in respect of the Obligations which the Seller, except for the execution hereof, could ask for, demand, take, collect, sue for and receive for its own use, and to enforce all rights and remedies thereunder which the Seller could enforce if =his Agreement had not been made and the Seller hereby ratifies any actions which the Buyer shall lawfully take to enforce its rights hereunder. Without limiting the foregoing, the Buyer may enforce the payment of each of the Obligations in its own name, and may endorse the name of the Seller on all checks, drafts, money orders and other instruments tendered to or received in payment of any such Obligations. The Seller hereby authorizes the Buyer to notify any and all Obligors with respect to such Obligations of the purchase and sale contemplated hereby, and to cause all payments in respect thereof to be made directly to the Buyer. Whether or not the Buyer shall have so notified any Obligors, upon the Buyer's request the Seller shall at its expense so notify the Obligors, cause all payments in respect thereof to be made directly to the Buyer and render all reasonable assistance to the Buyer in collecting such items and in enforcing claims thereof. All sums collected or received and all property recovered and possessed by the Buyer in connection with the Obligations shall belong to the Buyer absolutely. All sums collected or received and all property recovered or possessed by the Seller in connection with Obligations shall be received and held by the Seller in trust for and on the Buyer's behalf; and upon receipt of any such sum or property, the Seller shall forthwith deliver the same to the Buyer, or upon its order. In connection with their obligations under this
Section 5.2, the Seller agrees to execute such instruments (including without limitation applications to governmental authorities for the delivery of mail through an agent) and to adopt such procedures, including the appointment of trustees or the institution of depositary or collateral account procedures, as the Buyer may from time to time request, to provide for the direct collection by it of amounts due under the Obligations.

           5.3 No Obligation to Take Action. The Buy.er shall have no obligation to perform any of the obligations of the Seller under any Obligations Documentation or to take any action or commence any proceedings to realize upon any Obligations (including without limitation any defaulted Obligations), or to enforce any of its rights or remedies with respect thereto.

        6. Collateral Security. As collateral security for payment of the Obligations, the Seller hereby grants to Buyer a continuing security interest in and to all right, title and interest of the Seller (if any and whether currently held or arising in the future) in the goods and prod ducts giving rise to any of the Obligations, all security interests or liens (and property subject thereto) from time to time purporting to secure payment of any Obligation, and all guarantees, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of any Obligation. The Seller also acknowledges that all of its obligations to the Buyer hereunder shall be secured pursuant to that certain Security Agreement dated as of August 16, 1993 between the Seller and the Buyer and pursuant to that certain supplemental Security Agreement of even date herewith.

        7. Further Assurances. The Seller agrees, from time to time, to do and perform any and all acts and to execute any and all further instruments required or reasonably requested by the Buyer more fully to effect the purposes of this Agreement and the sale of the Obligations hereunder, including, without limitation, the execution of any financing statements or continuation statements relating to the Obligations for filing under the provisions of the Uniform Commercial Code of any applicable jurisdiction.

        8. Expenses. The Seller agrees to pay all out-of-pocket costs and expenses of the Buyer in connection with (i) the preparation, execution and delivery of this Agreement and any participation agreements contemplated hereby, (ii) the sale of the Obligations hereunder, (iii) the perfection as against all third parties whatsoever of Buyer's right, title and interest in, to and under the Obligations sold hereunder and (iv) the enforcement of this Agreement, including in all cases reasonable fees and disbursements of Sullivan & Worcester, special counsel to the Buyer.

        9. Conditions to Buyer's Obligations. The obligation of the Buyer to purchase the Obligations hereunder is subject to the condition that all legal matters incident to the execution and delivery of this Agreement and the purchase by the Buyer of the

Obligations shall be satisfactory to the Buyer and its special counsel.

        10. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the law of The Commonwealth of Massachusetts.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, all as of the date and year first above written.

                                             LTX CORPORATION


                                             By:_______________________________
                                                Name:  John J. Arcari
                                                Title: Chief Financial Officer



                                             SILICON VALLEY BANK


                                             By:_______________________________
                                                Name:  Frank Tower
                                                Title: Loan Officer

                                  EXHIBIT A

                               LTX CORPORATION

                         List of Accounts Receivable
                          to Factor at May 13, 1994


                           INVOICE                                CUSTOMER              LOCKBOX
CUSTOMER                   NUMBER            AMOUNT                P.O. #                 BANK
- - --------                   -------           ------               --------              -------









                                                                                     -----------
           TOTAL ................................................................... $
                                                                                     ===========


                                  EXHIBIT B

                         Bill of Sale and Assignment

        FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer unto Silicon Valley Bank, its successors or assigns, all the right, title and interest of the undersigned in and to the accounts specified in Exhibit A attached hereto and incorporated herein by reference, and all rights of the undersigned to the payment of money due and payable from the transactions evidenced thereby, but none of undersigned's obligations thereunder (such accounts and the rights to such payment being defined as the
Obligations in the Purchase Agreement dated as of       , 1994, among the
undersigned and Silicon Valley Bank), effective as of the close of business
on       , 1994.

        This Bill of Sale and Assignment is made without recourse but subject to provisions of and pursuant to and upon all the warranties, representations, covenants and agreements on the part of the undersigned contained in said Purchase Agreement and is to be governed by, and construed and interpreted in accordance with, said Purchase Agreement and the laws of The Commonwealth of Massachusetts.

        IN WITNESS WHEREOF, the undersigned has caused these presents to be
duly executed this   th day of          , 1994.

Attest:                                            LTX CORPORATION

__________________________                         By:_________________________
Name:                                                 John J. Arcari
Title:                                                Chief Financial Officer

(Corporate Seal)